UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant:  ☒                            Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Cell Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ON AUGUST 31, 2011, CELL THERAPEUTICS, INC. (THE “COMPANY”) PUBLISHED IN ITALY A PRELIMINARY NOTICE OF CALL (THE “PRELIMINARY NOTICE OF CALL”) OF THE COMPANY’S ANNUAL MEETING OF SHAREHOLDERS EXPECTED TO BE HELD ON NOVEMBER 11, 2011 (THE “ANNUAL MEETING”). THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE PRELIMINARY NOTICE OF CALL:

ENGLISH TRANSLATION OF PRELIMINARY NOTICE OF CALL OF ANNUAL MEETING OF SHAREHOLDERS

CELL THERAPEUTICS, INC.

Registered office: 501 Elliott Avenue West, Suite 400

Seattle, Washington 98119, United States of America

Preliminary notice of call of Annual Meeting of Shareholders expected to be held on November 11, 2011

To our Shareholders:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), is expected to be held on November 11, 2011, at 10:00 a.m. (Seattle, Washington time) at the Company’s headquarters at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119, to discuss and resolve upon the following matters:

(i)	to elect directors to the Company’s Board of Directors;

(ii)	to approve an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”), to increase the number of shares available for issuance under the 2007 Equity Plan by 14,000,000 shares;

(iii)	to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2011;

(iv)	to approve an advisory proposal on executive compensation;

(v)	to provide an advisory vote to determine whether an advisory vote on executive compensation should occur every one, two or three years;

(vi)	to approve the adjournment of the 2011 Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals (i) through (v); and

(vii)	to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.

Our shareholders (the “Shareholders”) are cordially invited to attend the Annual Meeting in person or via a webcast. Shareholders of record at the close of business on September 28, 2011, the record date established by the Company’s Board of Directors (the “Record Date”), will be entitled to vote at the Annual Meeting. The Shareholders shall have the right to exercise their voting rights at the Annual Meeting even if the date of the Annual Meeting is adjourned or postponed. A complete list of the Shareholders having the right to receive the call notice of the Annual Meeting and to exercise their voting rights will be available for review by the Shareholders for any reason concerning the Annual Meeting at the office of the Secretary of the Company at Elliott Avenue West, Suite 400, Seattle, Washington 98119, beginning ten days prior to the Annual Meeting.

The Shareholders whose shares are held in Italy through Monte Titoli S.p.A. (the “Italian Shareholders”) may obtain from the intermediaries through which they hold their shares (the “Depositary Banks”) the certification for attendance at the Annual Meeting (the “Certification”), which is to be presented in order to attend the Annual Meeting and to vote in person. Alternatively, the Italian Shareholders may vote by mail, submitting the proxy card included in the proxy statement or available on the website of the United States Securities and Exchange Commission (the “SEC”) (www.sec.gov) and available on the Company’s website (www.celltherapeutics.com), as duly filed in, executed and delivered, to the Company’s headquarters, together with the Certification. The name indicated on the proxy card must exactly match with the name as printed on the Certification.

Please note that the Company expects that the proxy statement will be available on October 4, 2011 or about that date on the website of the SEC (www.sec.gov) and on the Company’s website (www.celltherapeutics.com) and in paper form at Depositary Banks, at the office of Borsa Italiana S.p.A. and at the office of the Italian branch of the Company’s subsidiary, CTI Life Sciences Ltd (contact person: Ms. Elena Bellacicca) at Via Amedei 8, 20123 Milan. The Shareholders are cordially invited to examine the proxy statement and, in particular, the section regarding the matters to be discussed and resolved at the Annual Meeting, which will be described, in greater detail.

In order to allow the Annual Meeting to obtain a quorum required to validly resolve upon any or all of the Annual Meeting matters and to facilitate voting regarding such matters, the Company has requested certain Italian banks—unless otherwise instructed by the relevant Shareholders—to make book-entry transfers of the Company’s shares, in part or all of the shares held in the name of and in the customers’ account by such banks, to an account opened in the name of the same banks at a United States broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange, this transfer permits the Company to count these shares for the purpose of obtaining a quorum and permits such broker-dealers to vote these shares at each of the meetings for certain “routine” matters in the event that Italian Shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. Even if the Italian banks agree to perform the aforesaid transfer, the Italian Shareholders will have, in any case, the right to provide instructions to the United States broker-dealer in order to abstain from taking any action with reference to the shares, including the exercise of the voting right. As a result, should any Shareholder not exercise its voting right or give separate voting instructions on or before the date of the Annual Meeting, the transferred shares will be voted by the United States broker-dealers pursuant to the discretionary authority granted them under Rule 452 of the New York Stock Exchange.

Any Shareholder resident in Italy may also vote via Internet or by telephone if his or her shares are held directly by a United States broker-dealer’s account in the Shareholder’s name before and at least on the Record Date. Once the shares are held by a United States broker-dealer, the Shareholder may receive the Annual Meeting documentation (including the proxy statement) at his or her address, together with a Security Code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown on the Annual Meeting voting documentation. The Shareholders are invited to contact their Depositary Bank to understand the procedure associated with the transfer by any Shareholder to a United States broker-dealer’s account. Please note that the costs derived from the transfer, including those debited or claimed by the United States broker-dealer for the management of the account in the United States, shall be borne by the Shareholder requesting the transfer of his or her shares.

The Italian Shareholders may also request to be registered in the Company’s shareholders book at any time as a record holder. The Italian Shareholders are invited to contact their bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with an ownership certification) to the Company’s transfer agent, the removal of the shares from Monte Titoli’s account and their transfer to the United States directly in name of the Italian Shareholder. Please note that registration in the Company’s shareholders book may limit the disposal rights related to the shares or make its exercise more complex.

Therefore, the Shareholders are kindly invited to contact their Depositary Banks so that the Shareholders can receive the Annual Meeting documentation, including the proxy card, and the instruction concerning the voting modalities.

Lastly, it is noted that a current report on Form 8-K disclosing additional information concerning the Annual Meeting is going to be filed with the SEC today. Such document will be available on both the SEC’s website (www.sec.gov) and the Company’s website (www.celltherapeutics.com).

On behalf of Board of Directors

/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance & Administration

August 31, 2011

The Company will file a proxy statement and other documents regarding the Annual Meeting described in this Preliminary Notice of Call of Annual Meeting of Shareholders with the SEC. The Company’s shareholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Company, the Annual Meeting and related matters. Shareholders may obtain a free copy of the Company’s proxy statement when available, and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov), on the Company’s website (www.celltherapeutics.com), in paper form at the Depositary Banks, at the office of Borsa Italiana S.p.A. and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person:

Ms. Elena Bellacicca) at Via Amedei 8, 20123 Milan.

ON AUGUST 31, 2011, CELL THERAPEUTICS, INC. (THE “COMPANY”) DISTRIBUTED A LETTER TO SHAREHOLDERS IN ITALY REGARDING THE COMPANY’S ANNUAL MEETING OF SHAREHOLDERS, WHICH IS EXPECTED TO BE HELD ON NOVEMBER 11, 2011 (THE “ANNUAL MEETING”), TO ITALIAN PARTICIPATING BANKS WHOSE CLIENTS HOLD SHARES OF THE COMPANY THROUGH MONTE TITOLI, S.P.A. (THE “LETTER TO SHAREHOLDERS”). THE COMPANY INSTRUCTED SUCH BANKS TO FORWARD A COPY OF THE LETTER TO SHAREHOLDERS TO THE BANKS’ CLIENTS HOLDING SHARES OF THE COMPANY. THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE LETTER TO SHAREHOLDERS:

ENGLISH TRANSLATION OF LETTER TO SHAREHOLDERS

CELL THERAPEUTICS, INC.

Registered office: 501 Elliott Avenue West, Suite 400

Seattle, Washington 98119, United States of America

August 31, 2011

To our Italian shareholders:

This letter relates to the Annual Meeting of Shareholders (the “Annual Meeting”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), expected to be held on November 11, 2011 at 10:00 a.m. (Seattle, Washington time), at the Company’s headquarters in Seattle, Washington. The purpose of the Annual Meeting is to resolve upon the following matters (the “Annual Meeting Resolutions”):

(i)	to elect directors to the Company’s Board of Directors;

(ii)	to approve an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”), to increase the number of shares available for issuance under the 2007 Equity Plan by 14,000,000 shares;

(iii)	to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2011;

(iv)	to approve an advisory proposal on executive compensation;

(v)	to provide an advisory vote to determine whether an advisory vote on executive compensation should occur every one, two or three years;

(vi)	to approve the adjournment of the 2011 Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals (i) through (v); and

(vii)	to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.

Shareholders of record at the close of business on September 28, 2011 (the “Record Date”) will be entitled to vote at the Annual Meeting. Details of the Annual Meeting Resolutions will be set forth in a proxy statement that will be made available shortly after the Record Date.

In order to allow the Annual Meeting to obtain a quorum required to validly resolve upon any or all of the Annual Meeting Resolutions and to facilitate voting regarding the Annual Meeting Resolutions, we request that the major Italian banks make a book-entry transfer of their share positions at Monti Titoli S.p.A. to their United States correspondent banks, which will then transfer the shares to an account of the Italian bank at a United States affiliate broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange, this process permits the Company to count these shares for the purpose of obtaining a quorum and permits such broker-dealers to vote these shares at the Annual Meeting and any adjournment or postponement thereof for certain “routine” matters in the event that Italian shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. We successfully used this method to increase the number of shares held by Italian shareholders represented for quorum purposes and voted at the Company’s last shareholders’ meetings. For a description of this process, please refer to the registration document authorized for publication by Consob and published in December 2010.

We have asked certain Italian banks to again comply with this procedure in connection with the Annual Meeting expected to be held on November 11, 2011 to allow us to obtain a quorum at the Annual Meeting and votes from Italian shareholders on any or all of the Annual Meeting Resolutions with reference to those broker-dealers that have discretion to vote.

Unless following receipt of this letter and prior to the deadline set by your depositary bank for the transfer you expressly instruct your depositary bank to abstain from taking any transfer action, your shares will be transferred to a United States affiliate broker-dealer as described above.

Following transfer of the shares as mentioned above, you will still be entitled to vote pursuant to the modalities set forth in the proxy statement for the Annual Meeting, which are explained below, or to provide instructions to the United States affiliate broker-dealer (through your depository bank) to abstain from taking any action in connection with your shares, including the exercise of the voting rights, on or before November 11, 2011.

However, once the shares have been transferred on the Record Date, if you do not provide voting instructions or do not provide instructions to your bank to abstain from taking any voting action on or before November 11, 2011, these shares will be voted by the United States broker pursuant to the discretionary authority granted them under Rule 452 of the New York Stock Exchange.

The Italian shareholders shall be informed that the transfer of the shares (as described above) itself does not allow the shareholders to vote via Internet or telephone due to the fact that the shares are held, on an account of the Italian bank at a United States affiliate broker-dealer, in the name of the bank.

For the purpose of voting via Internet or by telephone, the shares must be held directly by a United States broker account in the shareholder’s name. Once the shares of the Italian shareholder are held in custody by the broker-dealer affiliate, the latter shall be in a position to provide the Italian shareholder’s details to Broadridge, which is the condition to allow Broadridge to send the Annual Meeting documentation (including the proxy statement) and to assign to the Italian shareholders a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown each time on the voting documentation.

Moreover, we point out that the aforesaid shares transfer process will not involve, with respect to the current relationships with your Italian bank that has decided to adhere to such process, any burden on your side.

All of our shareholders are cordially invited to attend our Annual Meeting. If you hold our stock in Italy through Monte Titoli S.p.A., you may request from your broker a Certification of Participation in the Italian Central Depository System, which we refer to as your “Certification.” If you wish to attend our Annual Meeting and vote in person, please present your Certification at the door.

Alternatively:

•

If you would like to vote by mail, you must obtain an Italian proxy card. If you do not receive an Italian proxy card with the proxy statement, you may print one from our Internet site once the proxy statement has been made available at www.CellTherapeutics.com. Please mark your votes on the Italian proxy card and return it and your Certification by mail to the address shown on the card by the deadline shown on the card. Your name as you write it on your Italian proxy card must exactly match your name as printed on your Certification. Italian privacy law prevents us from learning in advance the names of the persons holding Certifications. Thus, you must include your Certification (or a complete copy) in the same envelope as your Italian proxy card in order for your vote to be counted. This will provide proof to our inspector of elections that you have the right to vote.

•

Holders of Certifications may also name a substitute proxy by any other means permitted by Washington law and the Company’s bylaws. If you use this alternate means, the person you name as your proxy must provide your Certification, or a complete copy thereof, together with your written authorization naming such person as your proxy, to the Company’s inspector of elections in order to verify the authenticity of your proxy designation.

•

An Italian shareholder may also vote via Internet or by telephone if his or her shares are held directly by a United States broker account in that shareholder’s name. To use this method, please promptly instruct your bank to transfer your shares to a United States brokerage account (to be held in your name and for your account) prior to September 28, 2011 (i.e., the Record Date). Once your shares are held by a United States broker in your name, you may receive the Annual Meeting documentation (including the proxy statement) at your address, together with a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown on the Annual Meeting voting documentation. Please contact your bank to understand the procedure associated with the transfer mentioned herein. Please note that the costs derived from the transfer, including those debited or claimed by the United States broker for the management of the account in the United States, will be borne by the Italian shareholder requesting the transfer of its shares.

Please note that we expect the proxy statement to be available on or about October 4, 2011, on the U.S. Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov) and on the Company’s website (www.CellTherapeutics.com) and in paper form at your bank, at the office of Borsa Italiana S.p.A. and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Elena Bellacicca) at Via Amedei 8, 20123 Milan, within 15 business days from the filing of the proxy statement with the SEC and, in any case, at least ten days prior to the date of the Annual Meeting.

Italian shareholders may also request to be registered in the Company’s shareholders book at any time as a record holder. Please contact your bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with a ownership certification) to the Company’s transfer agent, the removal of your shares from Monte Titoli’s account and their transfer to the United States directly in your name. Please note that registration in the Company’s shareholders book may limit your disposal rights or make its exercise more complex.

We strongly encourage our Italian shareholders to obtain a Certification and submit it, together with an Italian proxy card, by mail to the address shown on the Italian proxy card. To this effect, we recommend to our Italian shareholders to contact their banks for the purposes of verifying the timing and the procedures for the exercise of the voting rights established by each broker on the basis of its internal procedure. You should also contact your bank if you wish to instruct the United States broker to abstain from taking any action in relation to your shares held by such broker. A significant percentage of our shares are held by persons in Italy. If our Italian shareholders do not take the time to vote, we will not obtain a quorum and we would therefore be unable to conduct any business at the Annual Meeting. Your vote is important. Please obtain a Certification and vote.

James A. Bianco, M.D.

/s/ James A. Bianco, M.D.
Chief Executive Officer Cell Therapeutics, Inc.

The Company will file a proxy statement and other documents regarding the Annual Meeting described in this Letter to Shareholders with the SEC. The Company’s shareholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Company, the Annual Meeting and related matters. Shareholders may obtain a free copy of the Company’s proxy statement when available, and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov), on the Company’s website (www.celltherapeutics.com), in paper form at the Depositary Banks, at the office of Borsa Italiana S.p.A. and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Elena Bellacicca) at

Via Amedei 8, 20123 Milan.